Exhibit 10.10

**RECORDING REQUESTED BY AND**
**WHEN RECORDED RETURN TO:**

Trio Petroleum LLC
5401 Business Park South, Suite 115
Bakersfield, CA 93309

Unincorporated area of
Monterey County, California
CA117-0104-0000

*space above for recorder's use*

# AMENDMENT TO OIL AND GAS LEASE

THIS AMENDMENT TO OIL AND GAS LEASE ("Amendment") is made and entered into the 27th day of May 2022, by and between **BRADLEY MINERALS, INC.**, hereinafter referred to as "Lessor", and **TRIO PETROLEUM LLC**, a California limited liability company, successor by reorganization to Trio Petroleum Inc., a California corporation, hereinafter referred to as "Lessee", Lessor and Lessee sometimes being collectively referred to herein as the "parties". Capitalized terms used, but not otherwise defined in this Amendment have the respective meanings ascribed to them in Said Lease, as hereinafter defined.

## RECITALS:

THAT WHEREAS, Lessee presently holds the Lessee's right, title and interest under that certain Oil and Gas Lease dated October 26, 2004, entered into by and between Lessor and Lessee, covering 8,417.05 acres, more or less, situated in Monterey County, State of California, more particularly described in Said Lease, a Short Form of which was recorded November 8, 2004, as Document 2004119099 of the Official Records of said County and State, hereinafter collectively referred to as "Said Lease"; and,

WHEREAS, Said Lease was ratified by Lessor as a valid and subsisting Oil and Gas Lease by that certain unrecorded Ratification of Oil and Gas Lease dated September 10, 2021 ("Ratification"); and

WHEREAS, Said Lease is a valid and subsisting oil and gas lease currently being legally operated under terms and conditions provided for force majeure as cited in the Ratification and as set forth in Said Lease; and

WHEREAS, it is the desire of the parties hereto by this Amendment to specifically amend Said Lease by temporarily modifying the force majeure provisions thereof, as hereinafter provided.

NOW, THEREFORE, in consideration of the covenants and agreements contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the execution hereof, the parties agree as follows:

1. The Recitals set forth above are true and correct, and shall constitute a part of this Amendment.
2. The current state of force majeure under Said Lease, specifically regarding the drilling of the HV#1 well, is anticipated to be ending June 19, 2022, nevertheless, it is the mutual desire of the parties to extend the current state of force majeure for an additional, uncontested, twelve (12) months (the "Extension Period"). For the purposes of this Amendment, uncontested shall mean that during the Extension Period (i) Said Lease shall be considered by the parties to be in a state of force majeure, and (ii) Lessee shall be released from having to evidence to Lessor the existence of such force majeure conditions as a requirement for Said Lease to be valid and subsisting.
3. To facilitate accomplishing the foregoing, reference is made to paragraphs 24 and 51 of Said Lease, and particularly to paragraph 51, wherein the phrase "period of three (3) years" is written. For the purposes of this Amendment, the parties hereby agree to delete said phrase and substitute "period of four (4) years".
4. It is the parties' intent that the modification of the aforementioned period of time from three (3) years to four (4) years be temporary and only applicable to the operations and activities associated with the HV#1 well. Notwithstanding, although deleted for the purposes of this Amendment, the original "period of three (3) years" phrase in paragraph 51 shall be reinstated in Said Lease upon the termination of the Extension Period, without the necessity of a formal written amendment stipulating same.
5. The Extension Period shall begin June 19, 2022 ("Effective Date").
6. It is the intention of Lessee to drill the HV#1 well as soon as reasonably possible and the extension of the state of force majeure by this Amendment shall not inhibit or preclude Lessee's performance of such operations so long as same are conducted under the terms and provisions of Said Lease.
7. As consideration to Lessor for agreeing to and granting the Extension Period, upon execution hereof, Lessee shall pay to Lessor in readily available funds the amount of $252,511.50 ("Extension Funds"). The Extension Funds are non-refundable.
8. That Said Lease is a valid and subsisting Oil and Gas Lease and that all payments due thereunder, and under the terms of this Amendment, have been made by Lessee and received by Lessor.
9. As hereby amended, Said Lease shall be and remain in full force and effect as to all its terms and provisions and, except as modified by the terms of this Amendment, the Ratification is affirmed to be true and effective.

This Amendment and Said Lease shall inure to the benefit of and be binding upon the heirs, personal representatives, successors and assigns of the parties hereto.

This Amendment may be executed in any number of counterparts with the same force and effect as if all parties signed the same document.

(SIGNATURE PAGE FOLLOWS)

IN WITNESS WHEREOF, the parties hereto have executed this Amendment the day and year first hereinabove written.

| LESSOR | LESSEE |
| --- | --- |
| **BRADLEY MINERALS, INC.** | **TRIO PETROLEUM LLC** |
| By: */s/ Edward K. Winslow* | By: */s/ Steven A.Rowlee* |
| Edward K. Winslow | Steven A. Rowlee |
| President | Vice President |

amendment 052722 force majeure ext to bradley minerals oil and gas lease.SSP

*A Notary Public or other officer completing this certificate verifies only the identity of the individual, who signed the document, to which this certificate is attached, and not the truthfulness, accuracy or validity of that document.*

State of CA

County of San Francisco

On 06/08/2022 before me April M. Johnson, Notary Public,
(DATE) (NAME, TITLE OF OFFICER, I.E. JANE DOE, NOTARY PUBLIC)

personally appeared Edward K. Winslow,
(NAME(S) OF SIGNER(S))

who proved to me on the basis of satisfactory evidence to be the person~~(s)~~ whose name~~(s)~~ is/~~are~~ sub-scribed to the within instrument and acknowledged to me that he/~~she/they~~ executed the same in his/~~her/their~~ authorized capacity~~(ies)~~, and that by his/~~her/their~~ signature~~(s)~~ on the instrument the person~~(s)~~, or the entity upon behalf of which the person~~(s)~~ acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct

Witness my hand and official seal.

APRIL M. JOHNSON
Notary Public - California
San Francisco County
Commission # 2380962
My Comm. Expires Nov 13, 2025

(SIGNATURE OF NOTARY)

(SEAL)

*A Notary Public or other officer completing this certificate verifies only the identity of the individual, who signed the document, to which this certificate is attached, and not the truthfulness, accuracy or validity of that document.*

State of California

County of Kern

On 6/15/2022 before me Jay Ivie a Notary Public
(DATE) (NAME, TITLE OF OFFICER, I.E. JANE DOE, NOTARY PUBLIC)

personally appeared Steven A. Rowlee,
(NAME(S) OF SIGNER(S))

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are sub-scribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

JAY IVIE
Notary Public - California
Kern County
Commission # 2253725
My Comm. Expires Aug 12, 2022

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct

Witness my hand and official seal.

(SIGNATURE OF NOTARY)

(SEAL)